Exhibit 99.3

 2018 Fourth Quarter and Annual Earnings Presentation  January 23, 2019

 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the proposed acquisition, including the timing, anticipated benefits and financial impact thereof, and the outlook for the Company’s future business and financial performance.These forward-looking statements include, without limitation, statements relating to the Company’s assets, business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, short and long-term performance goals, prospects, results of operations, strategic initiatives and the timing, benefits, as well as statements relating to the anticipated benefits, financial impact and closing of the proposed acquisition by the Bank of the Atlantic Capital branches, including: the anticipated timing of the closing of the proposed acquisition, acceptance by the customers of the acquired Atlantic Capital branches of the Company’s products and services, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, expectations regarding future investment in the acquired Atlantic Capital branches’ markets and the integration of the acquired Atlantic Capital branches’ operations, disposition and other growth opportunities. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the parties’ ability to consummate the Atlantic Capital acquisition or satisfy the conditions to the completion of the Atlantic Capital acquisition; the receipt of regulatory approvals required for the Atlantic Capital acquisition on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion and accounting and tax treatment of the Atlantic Capital acquisition; the possibility that any of the anticipated benefits of the Atlantic Capital acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the acquired Atlantic Capital branches’ operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the Atlantic Capital acquisition to close for any other reason; the effect of the announcement of the Atlantic Capital acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); the possibility that the Atlantic Capital acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other risk factors set forth in the Company’s December 31, 2017 Form 10-K, filed with the Securities and Exchange Commission on March 16, 2018, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors”. Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.  Forward looking statements

 Use of non-GAAP financial measures  This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, core noninterest expense, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax-efficiency basis), adjusted mortgage contribution, adjusted return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core/adjusted in nature. The Company refers to these non‐GAAP measures as adjusted or core measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, adjusted return on average assets, adjusted return on average equity, adjusted return on average tangible common equity, pro forma return on average assets and equity, pro forma adjusted return on average assets and equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

4Q 2018 and annual 2018 highlights

Key highlights

- Adjusted diluted EPS of $0.55 and $2.61, resulting in adjusted ROAA of 1.37% and 1.69% for 4Q 2018 and 2018, respectively
- Loans (HFI) grew to $3.7 billion, a 15.8% increase from 4Q 2017; and 14.5% annualized growth from 3Q 2018
- Customer deposits grew to $4.1 billion, a 13.7% increase from 4Q 2017; and 5.1% annualized growth from 3Q 2018
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.50% for 4Q 2018 and 4.66% for 2018, compared to 4.63% for 4Q 2017 and 4.46% for 2017
- Total mortgage operations posted a $1.8 million pre-tax loss for 4Q 2018 compared to a $1.5 million pre-tax contribution in 3Q 2018. For the full year 2018, total mortgage posted a pre-tax contribution of $5.0 million compared to $18.1 million in 2017.
- Continued enhancing positive operating leverage; Banking Segment core efficiency ratio was 52.9%[1] in 4Q 2018, down 267 basis points from 4Q 2017, reflecting successful integration of Clayton Banks

Financial results

	4Q 2018	FY 2018
Diluted earnings per share	$0.54	$2.55
Adjusted diluted earnings per share[1]	*$0.55*	*$2.61*
Net income ($million)	$17.0	$80.2
Adjusted net income[1] ($million)	*$17.3*	*$82.1*
Net interest margin[2]	4.50%	4.66%
Return on average assets	1.35%	1.66%
Adjusted return on average assets[1]	*1.37%*	*1.69%*
Return on average equity	10.3%	12.7%
Adjusted return on average equity[1]	*10.4%*	*13.0%*
Return on average tangible common equity	13.3%	16.7%
Adjusted return on average tangible common equity[1]	*13.5%*	*17.1%*
Efficiency ratio	68.4%	66.8%
Core efficiency ratio[1]	*65.4%*	*64.1%*

[1] Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures.
[2] Includes accretion from acquired / purchased loans and collection of interest income on nonaccrual loans, which contributed 17 basis points to net interest margin for the fourth quarter of 2018 and 20 basis points for the fiscal year 2018.

FB FirstBank

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     Delivering balanced profitability and growth  Drivers of profitability  Pro forma return on average assets, adjusted1  Net interest margin  Noninterest income ($mn)      Loans / deposits  1 Our pro forma net income includes a pro forma provision for federal income taxes using a combined effective income tax rate of 35.63%, 35.08% and 36.75% for the years ended December 31, 2014, 2015 and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. The years ended December 31 2014, 2015, 2016, 2017 and 2018 are annual percentages. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.   +73 bps    NPLs (HFI) / loans (HFI) (%)

 Net interest margin remains strong  Historical yield and costs  1 Includes tax-equivalent adjustment  Loan (HFI) yield    4Q17  3Q18  4Q18  Contractual interest rate on loans HFI1  5.20%  5.47%  5.56%  Origination and other loan fee income  0.26%  0.40%  0.33%    5.46%  5.87%  5.89%  Nonaccrual interest collections  0.15%  0.07%  0.01%  Accretion on purchased loans  0.24%  0.25%  0.21%  Syndication fee income  0.03%  0.00%  0.00%  Total loan yield (HFI)  5.88%  6.19%  6.11%          NIM (%)  4.63%   4.64%  4.81%  4.71%  4.50%    Impact of accretion and nonaccrual interest collections (bps)   29  20  20  25  17    Deposit cost (%)   0.50%  0.55%  0.62%  0.80%  1.03%

Consistent loan growth and balanced portfolio

Total loan growth[1] ($million) and commercial real estate concentration



Growth: 15.8% y/y
$3,167
$3,245
$3,416
$3,539
$3,668
4Q17
1Q18
2Q18
3Q18
4Q18

Commercial real estate (CRE) concentrations[2]	% of Risk-Based Capital 3Q18	4Q18 (preliminary)
C&D loans subject to 100% risk-based capital threshold[3]	91%	94%
Total CRE loans subject to 300% risk-based capital threshold[3]	222%	232%

Loan portfolio breakdown[1]

4Q12



Other 5%
1-4 family 19%
1-4 family HELOC 13%
Multifamily 3%
C&D 8%
CRE 14%
C&I 38%

Total HFI loans: $1,240 million

4Q18



Other 6%
1-4 family 15%
1-4 family HELOC 6%
Multifamily 2%
C&D 14%
CRE 19%
C&I 38%

Total HFI loans: $3,668 million

[1] Exclude HFS loans, C&I includes owner-occupied CRE.
[2] Risk-based capital at FirstBank as defined in Call Report. 4Q 2018 calculation is preliminary and subject to change.
[3] Excludes owner-occupied CRE.

FB FirstBank

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 Stable core deposit franchise    Total deposits ($million)  1 Includes mortgage servicing-related escrow deposits of $53.7 million, $74.1 million, $88.4 million, $78.0 million and $53.5 million for the quarters ended December 31, 2017, March 31, 2018, June 30, 2018 September 30, 2018 and December 31, 2018, respectively.  Noninterest bearing deposits ($million)1  Growth: 6.9% y/y  Deposit composition  Cost of deposits      Customer growth: 13.7% y/y

Mortgage operations overview

Highlights

- Total mortgage pre-tax loss (including retail footprint) of $1.8 million for 4Q18, in-line with prior guidance, and contribution of $5.0 million 2018 YTD
- Mortgage banking income $19.0 million, down 37.3% from 4Q 2017 and 28.7% from 3Q 2018
- Actively reducing operational expenses and repositioning origination channels for projected future lower volumes
- Volumes and profitability will adjust similarly to industry volumes[2]

Mortgage banking income ($mm)

	4Q17	3Q18	4Q18
Gain on Sale	$29.6	$26.0	$21.5
Fair value changes	($3.3)	($2.3)	($4.6)
Servicing Revenue	$4.2	$5.6	$4.6
Fair value MSR change	($0.2)	($2.7)	($2.5)
Total Income	$30.3	$26.6	$19.0

Quarterly mortgage production

- Consumer Direct
- Correspondent
- Third party originated
- Retail
- Retail footprint

4Q17



3Q18



4Q18



	4Q17	3Q18	4Q18
IRLC volume:	$1,814mm	$1,705mm	$1,311mm
IRLC pipeline[1]:	$504mm	$453mm	$319mm
Refinance %:	50%	31%	34%
Purchase %:	50%	69%	66%

Annual mortgage production

- Consumer Direct
- Correspondent
- Third party originated
- Retail
- Retail footprint

FY 2017



FY 2018



	FY 2017	FY 2018
IRLC volume:	$7,570mm	$7,121mm
IRLC pipeline[1]:	$504mm	$319mm
Refinance %:	42%	34%
Purchase %:	58%	66%

[1] As of the respective period end.
[2] See Forward Looking Statements on Slide 1.

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Improving operating leverage  Consolidated 4Q 2018 core efficiency ratio of 65.4% driven by Banking Segment core efficiency ratio of 52.9%, which has decreased by 250 basis points since 4Q 2017 2018 illustrates solidified operating leverage achieved through organic growth, merger and ongoing cost efficienciesContinued investment in revenue producers, technology and operational capabilities to improve on scalable platformExpect structural and operational changes in Mortgage Segment to improve efficiency ratio in the intermediate term  Core efficiency ratio (tax-equivalent basis)1  Improving operating efficiency  1 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.

 Asset quality remains stable    Classified & PCI loans ($million)  Net recoveries (charge-offs) / average loans  Nonperforming ratios  LLR / loans              1 Includes acquired excess land and facilities for all periods subsequent to the acquisition of the Clayton Banks and GNMA rebooked loans for the fourth quarter of 2017 – see page 8 of the Quarterly Financial Supplement.   1

     Strong capital position for future growth  1 Total regulatory capital, FB Financial Corporation. 4Q 2018 calculation is preliminary and subject to change.2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.  Capital position  Simple capital structure     4Q17  3Q18  4Q181  Shareholder’s equity / Assets  12.6%  12.8%  13.1%  TCE / TA2  9.7%  10.2%  10.5%  Common equity tier 1 / Risk-weighted assets  10.7%  11.5%  11.7%  Tier 1 capital / Risk-weighted assets  11.4%  12.2%  12.4%  Total capital / Risk-weighted assets  12.0%  12.8%  13.0%  Tier 1 capital / Average assets  10.5%  11.3%  11.5%      Tangible book value per share  Growth: 47.2% since IPO (September 2016)

    Appendix

 GAAP reconciliation and use of non-GAAP financial measures  Net income, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma net income, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Tax-equivalent efficiency ratio

 GAAP reconciliation and use of non-GAAP financial measures  Tax-equivalent efficiency ratio

 GAAP reconciliation and use of non-GAAP financial measures  Segment tax-equivalent efficiency ratio

 GAAP reconciliation and use of non-GAAP financial measures  Mortgage contribution, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Tangible assets and equity  Return on average tangible equity

 GAAP reconciliation and use of non-GAAP financial measures    Return on average tangible equity, adjusted

 GAAP reconciliation and use of non-GAAP financial measures  Return on average assets and equity, adjusted

 GAAP reconciliation and use of non-GAAP financial measures    Return on average tangible common equity  Return on average tangible common equity, adjusted